                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           TelePad Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 TELEPAD CORPORATION
                           380 HERNDON PARKWAY, SUITE 1900
                               HERNDON, VIRGINIA 22070
                          ---------------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 12, 1997


         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of TelePad Corporation (the "Company") will be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Monday, May 12, 1997, at 11:00 A.M., Eastern Daylight Savings Time, to consider and act upon the following matters:

    1. The election of two directors of the Company to serve as the Class I directors of the Company's Board of Directors for terms expiring at the third succeeding annual meeting after their election, and until their successors are duly elected and qualified;

    2. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 1997; and

    3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

         The close of business on April 2, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting at the offices of the Company, 380 Herndon Parkway, Suite 1900, Herndon, Virginia.

                                       By Order of the Board of Directors,


                                       ROBERT D. RUSSELL
                                       Secretary

Herndon, Virginia
April 10, 1997

================================================================================
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

                                 TELEPAD CORPORATION
                           380 Herndon Parkway, Suite 1900
                               Herndon, Virginia 22070


                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF STOCKHOLDERS
                                     May 12, 1997

         This Proxy Statement is furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of TelePad Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 12, 1997, at 11:00 A.M., Eastern Daylight Savings time, at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is April 11, 1997.

         The close of business on April 2, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 11,568,124 shares of Class A Common Stock outstanding and 150,000 shares of Class B Common Stock (excluding options), which are the only classes of voting securities of the Company, issued and outstanding. Each share of Class A Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting. Each share of Class B Common Stock outstanding on the Record Date will be entitled to five votes on all matters to come before the Meeting. Cumulative voting is not permitted. A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting in determining the presence of a quorum.

         Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the Company's fiscal year ending December 31, 1997 (Proposal
2). Abstentions are considered as shares entitled to vote and, therefore, are effectively negative votes for Proposal 2. Broker nonvotes with respect to any matter are not considered as shares entitled to vote and, therefore, will have no effect on the outcome of the vote on Proposals 2. The Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and FOR Proposal 2.

         Unless otherwise specified, all Proxies received will be voted for the election of both nominees named herein to serve as directors and in favor of Proposal 2. A Proxy may be revoked at any time before its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, certain information as to the beneficial ownership of Class A Common Stock and Class B Common Stock of each of the Company's directors, all executive officers and directors as a group, and all persons known by the Company to be the beneficial owner of more than five percent of the Company's Class A Common Stock and Class B Common Stock:


                                           Amount and
                                            Nature of         Percent       Percent        Percent
     Name and Address of                    Beneficial           of            of             of
    Beneficial Stockholder                Ownership (1)(2)    Class A (2)    Class B        Voting (2)
--------------------------------------    ---------------     -----------   ---------     ------------
Donald W. Barrett
380 Herndon Parkway Herndon, VA 20170       100,000(3)             *              0%           *

Sydney H. Dankman
380 Herndon Parkway Herndon, VA  20170      155,077(4)           1.33%            0%          1.25%

Ronald C. Oklewicz
380 Herndon Parkway Herndon, VA  20170      401,219(5)           3.36%            0%          3.16%

Joseph J. Elkins
380 Herndon Parkway Herndon, VA  20170       67,267(6)             *              0%           *

Robert D. Russell
380 Herndon Parkway, Herndon, VA 20170       13,333(7)             *              0%           *

John M. Toups
380 Herndon Parkway Herndon, VA  20170       45,555(8)             *              0%           *

John P. Diesel
380 Herndon Parkway Herndon, VA  20170       83,159(9)             *              0%           *

E. Donald Shapiro                            30,000(10)            *              0%           *
57 Worth Street
New York, NY 10013

Alan B. Salisbury                            30,000(11)            *              0%           *
380 Herndon Parkway Herndon, VA  20170

Scott J. Dankman                            187,500(12)(13)        0%           100%          7.42%
6040 Lands End Lane
Alexandria, VA 22315

All current officers and directors          932,277             7.68%             0%          7.11%
as a group (11 persons)(14)

*   Less than 1%.


---------------------------
    (1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Common Stock indicated. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Exchange Act. The Company has two classes of Common Stock outstanding, being Class A and Class B Common Stock, with all outstanding shares of Class B Common Stock being owned by Scott J. Dankman.

    (2) As adjusted to reflect the exercise of all outstanding immediately exercisable Class A, Class B and Class C Warrants and all Class B Warrants issuable upon exercise of outstanding Class A Warrants. Does not reflect issuance of 3,926,147 shares of Class A Common Stock issuable upon exercise of outstanding Unit Purchase Options, except as indicated with respect to listed holders.

    (3) Does not reflect 300,000 shares of Class A Common Stock underlying options which shall vest and become exercisable as follows: 100,000 options which shall vest and become exercisable on December 31, 1997 and 200,000 options which shall vest and become exercisable on December 31, 1998; provided, however, that in the event of a change in control (as defined in Mr. Barrett's employment agreement) of the Company, the non-vested portion of the options which shall automatically accelerate to the date of such change in control. Options to acquire 396,500 shares of Class A Common Stock have been granted to Mr. Barrett under the Company's Amended and Restated 1993 Stock Option Plan. The Company has also granted Mr. Barrett additional options to acquire 3,500 shares of Class A Common Stock under the 1996 Plan.

    (4) Includes 69,791 shares of Class A Common Stock underlying immediately exercisable stock options and Class C Warrants.

    (5) Includes (i) 383,438 shares of Class A Common Stock underlying immediately exercisable stock options and Class C Warrants acquired in the 1994 Private Placement; and (ii) 17,781 shares of Class A Common Stock jointly owned by Mr. Oklewicz and his spouse, who share power to vote and dispose of such shares.

    (6) Consists of (i) 66,667 shares of Class A Common Stock underlying immediately exercisable options and (ii) 600 shares of Class A Common Stock jointly owned by Mr. Elkins and his spouse, who share power to vote and dispose of such shares.

    (7) Consists of 13,333 shares of Class A Common Stock underlying immediately exercisable options.

    (8) Consists of 45,555 shares of Class A Common Stock underlying immediately exercisable options.

    (9) Includes 49,409 shares of Class A Common Stock underlying immediately exercisable stock options and Class C Warrants.

    (10) Consists of 30,000 shares of Class A Common Stock underlying immediately exercisable stock options.

    (11) Consists of 30,000 shares of Class A Common Stock underlying immediately exercisable stock options.

    (12) Includes 37,500 shares of Class B Common Stock underlying immediately exercisable stock options. Mr. Dankman has granted a voting proxy covering all of his shares of Class B Common Stock to the directors of the Company who are not also employees. Therefore, such directors may be deemed to have power to vote such shares.

    (13) Each share owned by Mr. Scott Dankman is Class B Common Stock, which is identical in all respects to the Class A Common Stock of the Company, except that on every matter for which each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to five votes.

    (14) Includes all of the shares of Class A Common Stock that have been listed as being included in notes (3), (4), (5), (6), (7), (8), (9),
         (10) and (11) above. Does not include the voting power attributable to the 150,000 shares of Class B Common Stock currently held by Mr. Scott Dankman, as to which Mr. Dankman has granted a voting proxy to the directors of the Company who are not employees. Including such shares, the Company's officers and directors will have 13.20% of the voting power of the Company's Common Stock.

                             ---------------------
                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
                             ---------------------

         Two Class I directors will be elected to the Company's Board of Directors at the Meeting. The two directors nominated for Class I will serve for terms expiring at the third succeeding Annual Meeting of Stockholders. The nominees for Class I directors are currently Class I directors of the Company whose term as directors expires at the Meeting.

         The Board of Directors has no reason to expect that either of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by the Board of Directors, and for the remaining nominees, as the case may be.

INFORMATION ABOUT NOMINEES

         The following table sets forth information regarding the nominees:

    Name             Age        Class      Positions with the Company
-----------------   -----       -----      --------------------------
Sydney H. Dankman    79           I        Director
John M. Toups        71           I        Director


-------------------------

         SYDNEY H. DANKMAN has been a director of the Company since April 1990. Mr. Dankman, who has been retired for a period in excess of five years, is an investor in early development technology ventures.

         JOHN M. TOUPS has been a director of the Company since April 1995.
Mr. Toups, who has been retired since 1987, was the President and Chief Executive Officer of Planning Research Corporation from 1978 until 1987. Mr. Toups currently serves on the board of NVR Inc., CACI International, Thermatrix, Inc. and Halifax Corporation. NVR, Inc. is the successor to NVR L.P.

EXECUTIVE OFFICERS

         DONALD W. BARRETT became Chief Executive Officer of the Company and Chairman of its Board of Directors on April 16, 1996. From 1991 through March 1996, Mr. Barrett was president and chief executive officer of Ideas, Inc. which owned and operated a family of telecommunications and information systems companies. Mr. Barrett was president of the Government Systems Group of Contel Federal Systems, Inc., a network integrator, from 1987 through 1991 and president of the Custom Products Group of Burroughs Corporation, a computer manufacturer, from 1984 through 1987. Prior to that time, Mr. Barrett held various marketing and technical positions with GTE and General Dynamics. Mr. Barrett is a director of Objective Communications, Inc.

         RONALD C. OKLEWICZ has been President and a Director of the Company since August 1992 and has been Chief Operating Officer since November 1995. Mr. Oklewicz was Chief Executive Officer from August 1992 until April 16, 1996.
From November 1991 until August 1992, Mr. Oklewicz served as a consultant to the Company. Mr. Oklewicz served in an executive capacity at Wollongong Group, a software communications firm, from 1990 through 1991. Mr. Oklewicz served in various positions at Apple Computer from 1986 through 1990, including serving as general manager of the Federal System Division. Mr. Oklewicz also spent 13 years with Xerox Corporation in various sales and marketing positions.

         JOSEPH J. ELKINS has been Vice President of the Company since August 1993, Secretary of the Company from July 1994 to September 1996, and was Chief Operating Officer from April 1995 to November 1995. In addition, Mr. Elkins served as a Director from September 1994 until July 1995 and as

Chief Financial Officer of the Company from August 1993 until April 1995. Prior to joining the Company, Mr. Elkins was President of two information management firms, Blyth Software, Inc. and Elkins and Company, following a 23-year tenure at KPMG Peat Marwick, where he oversaw development of that firm's financial management software products. Mr. Elkins is a certified public accountant.

         ROBERT D. RUSSELL has been Vice President, Treasurer and Chief Financial Officer of the Company since May 1995 and Secretary of the Company since September 1996. Prior to joining the Company, Mr. Russell was Vice President, Finance and Administration, Secretary and Treasurer of Falcon Microsystems, Inc. from 1986 until 1994 and an independent consultant from August 1994 until May 1995.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors is responsible for the management of the Company. During the year ended December 31, 1996, the Board of Directors held seven meetings. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

         The Audit Committee, which currently consists of Messrs. Toups and Diesel, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants. The Audit Committee did not meet during 1996.

         The Compensation Committee, which currently consists of Messrs.
Shapiro and Dankman, has power and authority with respect to all matters pertaining to compensation payable by the Company and the administration of employee benefits, deferred compensation and the stock option plans of the Company. The Compensation Committee held one meeting during 1996. The Nominating Committee, which currently consists of Messrs. Diesel and Shapiro, is responsible for the nomination of individuals for election to the Company's Board of Directors. The Nominating Committee held no independent meetings during 1996.

         In April 1996, the Company established an Executive Committee which currently consists of Messrs. Barrett, Diesel, Shapiro and Toups. The Executive Committee is charged with the review and oversight of the management of the Company and monitoring its corporate activities. The Executive Committee held one meeting during 1996.

COMPENSATION OF DIRECTORS

         Directors of the Company are reimbursed for their expenses in attending board meetings. Each non-employee director is entitled to an option to purchase 90,000 shares of Common Stock of the Company upon becoming a director of the Company, which options vest over a two-year period.

         Beginning in April 1996, the Board of Directors of the Company authorized that each Director will receive an annual retainer of $18,000 plus a payment of $1,000 for each regular or special meeting of the Board plus a payment of $500 for any committee meeting held in conjunction with a Board meeting plus $1,000 for any committee meeting held separately from a Board meeting.

                                EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE

    The following sets forth the compensation paid by the Company during the three fiscal years ended December 31, 1996 to the Officers of the Company listed below (the "Named Officers"). No other executive officer of the Company received compensation in excess of $100,000 for the fiscal year ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE

Name and Principal Position             Annual Compensation         Long-term
                                                                    Compensation
                                                                      Awards
                                  -----------------------------------------------
                                  Year      Salary     Other Annual   Options
                                              ($)      Compensation      (#)
                                                           ($)
---------------------------       ------    ------     ------------   --------
Donald W. Barrett(1)
  Chief Executive Officer          1996    $177,083       $     0     400,000(3)

Ronald C. Oklewicz(2)
  President and Chief
  Operating Officer                1996    $150,000       $35,000
                                   1995    $123,885       $     0     200,000(4)
                                   1994    $120,000       $ 5,376       30,000


Joseph J. Elkins
  Vice President                   1996    $110,000       $20,000
                                   1995    $103,750       $     0       40,000
                                   1994    $ 85,000       $ 3,117       20,000

Robert D. Russell
   Vice President, Secretary
   & Treasurer                     1996    $ 85,000       $21,228
                                   1995    $ 52,853       $     0       20,000

--------------------
    (1) Mr. Barrett became the Company's Chief Executive Officer on April 16, 1996.

    (2) Mr. Oklewicz was the Company's Chief Executive Officer from August 5, 1992 until April 16, 1996 .

    (3) Represents options to purchase shares of Class A Common Stock at an exercise price of $3.8125 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant), with 100,000 of such options being currently exercisable and 100,000 options becoming exercisable on December 31, 1997 and 200,000 options becoming exercisable on December 31, 1998.

    (4) Represents options to purchase shares of Class A Common Stock at an exercise price of $1.75 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant).

    OPTION GRANTS IN FISCAL 1996

    Shown below is information concerning stock option grants of Class A Common Stock awarded to the Named Officers during the Company's 1996 fiscal year.

INDIVIDUAL GRANTS


      Name                     Number of Shares      % of Total Options     Exercise or     Expiration
                              Underlying Options    Granted to Employees     Base Price        Date
                                 Granted (1)           in Fiscal 1996        ($/sh) (2)
------------------------      ------------------    --------------------    ------------    -----------
Donald W. Barrett                   400,000                79.0%               $3.8125        4/09/06

--------------------------------
    (1)  The options are nonqualified stock options.


    (2) The exercise price is equal to the fair market value of the shares of Class A Common Stock on the date of grant of the option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for the Named Officers of the Company, information regarding aggregate exercises of options in 1996 and the number and value of unexercised options at December 31, 1996:


     Name                     Number of      Value          Number of Shares          Value of
                               Shares       Realized     Underlying Unexercised     Unexercised
                             Acquired on                   Options at End of        In-the-Money
                              Exercise                        Fiscal Year        Options at End of
                                                              Exercisable/          Fiscal 1996
                                                             Unexercisable          Exercisable/
                                                                                  Unexercisable(1)
-----------------------      ------------  -----------   ---------------------  --------------------
Donald W. Barrett                 0            0              100,000/300,000     $56,250/$168,750
Ronald C. Oklewicz                0            0                 380,000/0           $770,925/$0
Joseph J. Elkins                  0            0               46,667/33,333            $0/$0
Robert D. Russell                 0            0                6,667/13,333            $0/$0

--------------------------

    (1) Based upon the difference between the exercise prices of the options and the closing price of the Class A Common Stock, as reported on the The Nasdaq SmallCap Market on December 31, 1996, of $4.375 per share.

EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with Donald W.
Barrett, dated as of April 10, 1996. The employment is "at-will" and may be terminated by either party at any time, subject only to the terms of the employment agreement and the By-Laws of the Company. Pursuant to the agreement, Mr. Barrett serves as Chairman of the Board and Chief Executive Officer of the Company at a salary of $250,000 per annum. The agreement provides that Mr. Barrett is entitled to receive specified bonuses in the aggregate amount of $220,000 upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, options to purchase 396,500 shares of Class A Common Stock pursuant to Company's Amended and Restated 1993 Stock Option Plan as amended (the "SOP"), and options to purchase 3,500 shares of Class A Common Stock under the 1996 Stock Incentive Plan, all at an exercise price of $3.8125 per share, were granted to Mr. Barrett pursuant to such agreement. 100,000 of such options are immediately exercisable, 100,000 options become exercisable on December 31, 1997, and 200,000 of such options shall become exercisable on December 31, 1998, subject to certain acceleration provisions, including the occurrence of a change in control of the Company or the termination of Mr. Barrett other than for cause or disability (as such terms are defined in Mr. Barrett's employment agreement). The agreement also provides that if Mr. Barrett is terminated other than for cause or disability, the Company will pay to Mr. Barrett his compensation for 12 months following such termination. During the term of employment and for a period of one year after such employment has terminated, the agreement provides that Mr. Barrett will not solicit the Company's employees.

    The Company has entered into an employment agreement with Ronald C. Oklewicz, dated as of November15, 1995, for a term ending December 31, 1997. Pursuant to the agreement, Mr. Oklewicz serves as President and Chief Operating Officer of the Company at a salary of $150,000 per annum. The agreement provides that Mr.Oklewicz is entitled to receive specified bonuses in the aggregate amount of $150,000 upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, options to purchase 200,000 shares of the Company's Class A Common Stock pursuant to the SOP, (with an exercise price of $1.75 per share which are currently exercisable), were granted to Mr. Oklewicz pursuant to the terms of such agreement. The agreement also provides that if Mr. Oklewicz is terminated other than for cause (as defined therein) or dies, the Company will pay to Mr. Oklewicz (or his spouse or estate if he dies) his compensation and other benefits for 12 months following termination. The agreement contains a confidentiality provision and provides that during the term of employment and for a period of one year after such employment has terminated, Mr. Oklewicz will not interfere with the Company's customers or solicit the Company's employees.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company did not engage in any related transactions in its 1996 fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ending December 31, 1996 were timely made, except for certain reports to be filed by Messrs. Diesel, Toups, Oklewicz and Elkins.

                    ---------------------------------------------
                                      PROPOSAL 2
                    APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------------

         The firm of Ernst & Young LLP has audited the financial statements of the Company. The Board of Directors has, subject to ratification by stockholders, appointed that firm to act as its independent public accountants for the year ending December 31, 1997. Accordingly, management will present to the Meeting a resolution ratifying the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

         A representative of Ernst & Young LLP is expected to be present at the Meeting with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions addressed by stockholders.

                                    MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company not later than December 11, 1997 for inclusion in the Company's proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

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OTHER MATTERS

         Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

         All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of Proxy.

                                      By Order of the Board of Directors,


                                      ROBERT D. RUSSELL
                                      Secretary

Herndon, Virginia
April 10, 1997

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PROXY                                                                      PROXY
-----                                                                      -----

                                 TELEPAD CORPORATION

                   (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


         The undersigned holder of Common Stock of TELEPAD CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Donald W. Barrett and Robert D. Russell and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of TELEPAD CORPORATION, to be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Monday, May 12, 1997, at 11:00 A.M., Eastern Daylight Savings Time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposal 2.

              PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                                      PLEASE MARK YOUR
---------------     ---------------   CHOICE LIKE THIS       / X /
ACCOUNT NUMBER          COMMON        IN BLUE OR BLACK INK:

                                          Will attend the meeting    /   /



                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                         LISTED NOMINEES AND FOR PROPOSAL 2.

(1) Election of 2 Class I Directors

              FOR all nominees listed               WITHHOLD AUTHORITY to vote
       (except as marked to the contrary)          for all listed nominees below
                    /   /                                     /   /

                                       CLASS I

                            Nominees:   Sydney H. Dankman
                                    John M. Toups

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

(2) Ratify the appointment of Ernst & Young       FOR      AGAINST     ABSTAIN
    LLP as the Company' independent public       /   /      /   /       /   /
    accountants

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                             Dated  ____________________________, 1997

                              _______________________________________

                              _______________________________________
                                            Signature(s)

                             (Signatures should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)




                   PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY